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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 16, 2002
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


         Oklahoma                         001-13643                        73-1520922
(State or other jurisdiction             (Commission                     (IRS Employer
       of incorporation)                 File Number)                    Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Acquisition or Disposition of Assets

                  On October 16, 2002, ONEOK Inc. entered into a definitive agreement with Southern Union Company to purchase all the Texas gas distribution assets of Southern Union for a purchase price of $420 million.

                  The gas distribution operations serve 535,000 customers in cities located throughout the state of Texas, including the major cities of El Paso and Austin, as well as the cities of Port Arthur, Galveston, Brownsville, and others. The primary growth areas are El Paso, Austin and the Rio Grande River Valley. Over 90 percent of the gas customers are residential.

                  The acquisition also includes a 125 mile natural gas transmission system that is regulated by the Texas Railroad Commission as well as other energy related assets involved in gas marketing, retail propane sales and natural gas distribution investments in Mexico.

                  Operating income for these Texas assets for the twelve months ending June 30, 2002, was approximately $41.2 million of which approximately 95% was related to the Texas gas distribution operations.

                  Regulatory consents and approvals will be sought from numerous municipalities. Notice is required to the Federal Energy Regulatory Commission and the Texas Railroad Commission. Antitrust clearance will also be sought from the Federal Trade Commission under the Hart-Scott-Rodino Act. Closing is expected to be on or before December 31, 2002. The boards of directors of both companies have approved the transaction. UBS Warburg acted as financial advisor to ONEOK on the transaction.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)               Financial Statements of Businesses Acquired
                           Not applicable.

(b)               ProForma Financial Information
                           Not applicable.

(c)               Exhibits
                           99.1 Press release issued by ONEOK, Inc. dated October 16, 2002.

                           99.2 Purchase and Sale Agreement between Southern Union Company and ONEOK, Inc. dated as of
                                     October 16, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ONEOK, Inc.

                                 By:  /s/ Jim Kneale
                                      ------------------------------------------
                                      Jim Kneale
                                      Senior Vice President, Treasurer and Chief
                                      Financial Officer (Principal Financial
                                      Officer)
Date:  October 17, 2002

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